UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): July 9, 2021

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2021, Matthew Bley notified CVR Energy, Inc. (the “Company”) of his intention to resign as the Company’s Chief Accounting Officer, Corporate Controller, and principal accounting officer. The effective date of Mr. Bley’s resignation is July 23, 2021. Mr. Bley’s resignation was not a result of any disagreements with the Company or its officers or employees, and we thank him for his service.

On July 13, 2021, Tracy D. Jackson, the Company’s Executive Vice President and Chief Financial Officer, was appointed principal accounting officer as of the effective date of Mr. Bley’s resignation. Ms. Jackson’s biographical information is set forth in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 2, 2018, and such information is incorporated herein by reference. There are no arrangements or understandings between Ms. Jackson and any other persons pursuant to which she became the Company’s principal accounting officer. There is no family relationship between Ms. Jackson and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer at the Company. The Company has not entered into any transactions with Ms. Jackson that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. No new compensatory arrangements have been entered into with Ms. Jackson in connection with her appointment as the Company’s principal accounting officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2021

CVR Energy, Inc.

By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer